Third Quarter 2018 Earnings August 7, 2018 TRANSFORMING WATER. ENRICHING LIFE.TM ©2017 Evoqua Water Technologies

Forward-Looking Statement Safe Harbor This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All of these forward-looking statements are based on our current expectations, assumptions, estimates and projections. While we believe these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond our control. These and other important factors may cause our actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements, or could affect our share price. Some of the factors that could cause actual results to differ materially from those expressed or implied by the forward-looking statements include among other things, general global economic and business conditions; our ability to compete successfully in our markets; our ability to execute projects in a timely manner; our ability to accurately predict the timing of contract awards; material and other cost inflation and our ability to mitigate the impact of inflation by increasing selling prices and improving our productivity efficiencies; our ability to continue to develop or acquire new products, services and solutions and adapt our business to meet the demands of our customers, comply with changes to government regulations and achieve market acceptance with acceptable margins; our ability to implement our growth strategy, including acquisitions and our ability to identify suitable acquisition targets; our ability to operate or integrate any acquired businesses, assets or product lines profitably or otherwise successfully implement our growth strategy; delays in enactment or repeals of environmental laws and regulations; the potential for us to become subject to claims relating to handling, storage, release or disposal of hazardous materials; risks associated with product defects and unanticipated or improper use of our products; the potential for us to incur liabilities to customers as a result of warranty claims of failure to meet performance guarantees; our ability to meet our customers’ safety standards or the potential for adverse publicity affecting our reputation as a result of incidents such as workplace accidents, mechanical failures, spills, uncontrolled discharges, damage to customer or third-party property or the transmission of contaminants or diseases; litigation, regulatory or enforcement actions and reputational risk as a result of the nature of our business or our participation in large-scale projects; seasonality of sales and weather conditions; risks related to government customers, including potential challenges to our government contracts or our eligibility to serve government customers; the potential for our contracts with federal, state and local governments to be terminated or adversely modified prior to completion; risks related to foreign, federal, state and local environmental, health and safety laws and regulations and the costs associated therewith; risks associated with international sales and operations, including our operations in China; our ability to adequately protect our intellectual property from third-party infringement; our increasing dependence on the continuous and reliable operation of our information technology systems; risks related to our substantial indebtedness; our need for a significant amount of cash, which depends on many factors beyond our control; AEA’s influence over us; and other factors described in the “Risk Factors” section in our Annual Report on Form 10-K for the fiscal year ended September 30, 2017, in the "Management's Discussion and Analysis of Financial Condition and Results of Operation" section in our Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2018, and in other periodic reports we file with the SEC. All statements other than statements of historical fact included in the presentation are forward-looking statements including, but not limited to, expected financial outlook for the remainder of fiscal 2018. Any forward-looking statement that we make in this presentation speaks only as of August 7, 2018. We undertake no obligation to update or revise, or to publicly announce any update or revision to, any of the forward-looking statements made herein, whether as a result of new information, future events or otherwise. Immaterial rounding differences may be present in the data included in this presentation. Use of Non-GAAP Financial Measures - This presentation contains “non-GAAP financial measures,” which are adjusted financial measures that are not calculated and presented in accordance with generally accepted accounting principles in the United States, or “GAAP.” These non-GAAP adjusted financial measures are provided as additional information for investors. We believe these non-GAAP adjusted financial measures, such as Adjusted EBITDA and free cash flow, are helpful to management and investors in highlighting trends in our operating results, because they exclude, among other things, certain results of decisions that are outside the control of management, while other measures can differ significantly depending on long-term strategic decisions regarding capital structure, the tax jurisdictions in which we operate and capital investments. The presentation of this additional information is not meant to be considered in isolation or as a substitute for GAAP measures of net income (loss), or net cash provided by (used in) operating activities prepared in accordance with GAAP. For reconciliations of the non-GAAP adjusted financial measures used in this presentation to the nearest respective GAAP measures, see the Appendix to this presentation. Page 2

Leading provider of mission critical water treatment solutions Transforming water. Enriching life.TM Core offerings Systems Services Technologies Key metrics #1* 38,000 100+ $1.33 billion $227 million market position in blue chip years legacy of quality LTM(2) 6/30/2018 LTM(2) 6/30/2018 North America customers and innovation revenues Adjusted EBITDA(1) *Source: Amane Advisors, data as of 2016. (1) For the definition of Adjusted EBITDA and a reconciliation to operating profit (loss), its most directly comparable financial measure presented in accordance with GAAP, see the Appendix hereto. (2) Last twelve months calculated as the sum of FY 2017 Adjusted EBITDA and YTD Q3'18 Adjusted EBITDA, less YTD Q3'17 Adjusted EBITDA. Page 3

Key themes coming out of Q3 Core Business • Robust growth with price increases materializing Industrial • Accelerating growth in wastewater projects driving follow on service and aftermarket opportunities Municipal • Strategically changing the business mix from large capital projects to mining the installed base, aftermarket products and services Products • Enhancing product offering portfolio and vertical market penetration through M&A and RD&E Capital Allocation • Filling out product portfolio gaps, targeted vertical market offerings and geographic expansion via M&A along with high ROI capital expenditures and working capital investments Page 4

Third Quarter 2018 performance highlights Revenue Highlights ($ in millions) Third Quarter 2018 $342.5 • Revenue growth of 10.1% $311.1 • 5.2% from tuck-in acquisitions +10.1% growth • 4.9% pro forma growth(2) • Driven by Industrial and Products Q3'17 Q3'18 Adjusted EBITDA(1) • Adjusted EBITDA(1) growth of 5.2% ($ in millions) • Accretive impact of acquisitions $58.0 $55.1 • Temporary impacts and commodity cost increases +5.2% growth Q3'17 Q3'18 % margin(3) 17.7% 16.9% (1) For the definition of Adjusted EBITDA and a reconciliation to operating profit (loss), its most directly comparable financial measure presented in accordance with GAAP, see the Appendix hereto. (2) For the definition of pro forma growth and a reconciliation to revenue, its most directly comparable financial measure presented in accordance with GAAP, see the Appendix hereto. (3) Adjusted EBITDA margin % is defined as Adjusted EBITDA as a percentage of revenue. Page 5

Segment overview ($ in millions) Industrial Municipal Products $643 $344 6/30/2018 $711 (2) $325 revenue $274 LTM • Strong double digit revenue • Revenue decline driven by • Strong broad based growth growth supported by continued project timing versus prior • Strong order book M&A strategy year • 28% adjusted EBITDA • Strong order book • Robust pipeline converting at margin slower pace • EBITDA temporarily impacted • Large Q3 deferred order by mobile fleet redeployment • Q3 delayed orders have scheduled to ship - status Q3 Highlights and branch service software already shipped in July pending implementation • Backlog of aftermarket • Capturing greater share in orders at record levels wastewater projects LTM(2) 6/30/2018 Adjusted EBITDA 23.6% 14.5% 24.4% margin(1) (1) Adjusted EBITDA margin is defined as Adjusted EBITDA as a percentage of revenue. For the definition of Adjusted EBITDA and a reconciliation to operating profit (loss), its most directly comparable financial measure presented in accordance with GAAP, see the Appendix hereto. (2) Last twelve months calculated as the sum of FY 2017 Adjusted EBITDA and YTD Q3'18 Adjusted EBITDA, less YTD Q3'17 Adjusted EBITDA and excludes central functions costs. Page 6

LTM revenue and profitability development xx% Rolling LTM revenue and adjusted EBITDA CAGR ($ in millions) Services Product Sales $1,330 $1,298 9.6% Total $1,247 $1,265 $751 $1,193 $1,210 $718 $1,163 $675 $687 $1,137 $646 $1,095 $631 $1,059 $1,069 $587 $609 $551 $526 $534 15.3% Products $562 $564 $572 $578 $580 $579 $533 $535 $544 $550 $554 3.4% Services Q1'16 Q2'16 Q3'16 Q4'16 Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 (1) Adj. EBITDA $160 $186 $208 $210 ($M) $119 $127 $142 $172 $196 $224 $227 29.4% Adj. EBITDA Adj. EBITDA(1) 11.3% 11.8% 12.9% 14.1% 14.8% 15.6% 16.2% 16.6% 16.6% 17.3% 17.1% % Seasonal Peak (1) For the definition of Adjusted EBITDA and a reconciliation to operating profit (loss), its most directly comparable financial measure presented in accordance with GAAP, see the Appendix hereto. Page 7

Quarterly revenue and profitability development Quarterly revenue and adjusted EBITDA Implied Outlook(2) ($ in millions) $397 Revenue $357 $367 - $397 $343 $367 $334 Q4 2018 Outlook Drivers $320 $311 Revenue • Strong Order book across $300 $297 $294 all segments $277 $280 • Traditional seasonality $268 $270 $256 $259 $255 Adj. EBITDA $79 - $89 Q4 2018 Outlook Drivers Margin • Seasonality • Leverage / Mix Q1'15 Q2'15 Q3'15 Q4'15 Q1'16 Q2'16 Q3'16 Q4'16 Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 • Price / Cost leverage Adj. EBITDA(1) $26.0 $22.8 $30.1 $41.0 $25.4 $29.9 $45.2 $59.4 $37.2 $43.9 $55.1 $71.4 $40.0 $57.7 $58.0 $ ($M) (1) Adj. EBITDA 10.1% 8.8% 11.2% 14.8% 10.0% 11.1% 15.4% 18.6% 13.3% 14.6% 17.7% 20.0% 13.5% 17.3% 16.9% % margin % Seasonal Peak (1) For the definition of Adjusted EBITDA and a reconciliation to operating profit (loss), its most directly comparable financial measure presented in accordance with GAAP, see the Appendix hereto. (2) Conforms to full year outlook Page 8

Municipal segment overview

FY17 revenue


22%

Overview

- Provides engineered technology solutions, capital equipment, and services for wastewater treatment, and drinking water purification plants
- Supplies odor and corrosion control solutions and services for municipal collection and distribution systems
- Manufactures membrane and waste water solutions for targeted industries (through the Industrial segment)
- Strategically changing the business mix from large capital projects to the installed base, aftermarket products and services

Key highlights

- Large installed base
  - ✓ 7,800+ U.S. wastewater sites (40%+ of U.S. municipalities)
  - ✓ 1,800+ global drinking water sites
- Deployed in 70% of municipal water systems in the U.S.
- Impacts water for nearly 275 million people
- Significant aftermarket and municipal retrofit growth
- Larger historical average project size than Industrial / Products Segments
- Lower historical service mix

Municipal wastewater and drinking water process flows


Municipal Waste Water Treatment
Odor and Corrosion Control
Municipal
Industrial Waste Water Treatment
Pumping station
Drinking Water Treatment
Industrial

Revenue breakdown (LTM[(1)] 6/30/2018)


Aftermarket/ other recurring 19%
Capital in Backlog 28%
Capital Equipment 16%
Service 37%

(1) Last twelve months calculated as the sum of FY 2017 revenues and YTD Q3'18 revenues, less YTD Q3'17 revenues.

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M&A - Supplementing long-term organic growth

Acquisition Priorities

- Utilize M&A to strategically fill gaps, including:
  - Products / technology
  - Market verticals
  - Geographic / regional
- Develop and leverage new technologies

Completed acquisitions since April 2016

Neptune Benson, Delta UV, Magneto Special Anodes B.V., ETS, VAF Filtration Systems, Noble Water Technologies, ADI Systems, Olson Irrigation Systems, Pure Water Solutions, LLC, Pacific Ozone, ProAct Services Corporation

☑ Systematic approach to R&D and M&A

☑ Deep M&A pipeline

☑ **ProAct Services**

Acquired July 26, 2018

ProAct Services Corporation

ProAct Services

Provider of on-site treatment services of containment water:

- ✓ Nationwide footprint
- ✓ 900 Mobile Assets

Strategic Rationale:

- ✓ Industrial service focused business
- ✓ Enhances Evoqua's mobile water treatment offerings to include wastewater and remediation
- ✓ Evoqua becomes "one-stop shop" for temporary water treatment solutions

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Eleven acquisitions since April 2016 2016 Acquired Company Segment Gap Tuck-in Platform Completed* Products NA ü April 2016 Products Portfolio / Geographic ü April 2016 Products Portfolio ü July 2016 Products Portfolio ü August 2016 2017 Acquired Company Segment Gap Tuck-in Platform Completed* Industrial Portfolio ü November 2016 Industrial Geographic ü May 2017 Industrial Portfolio ü June 2017 Products Portfolio ü June 2017 2018 Acquired Company Segment Gap Tuck-in Platform Completed* Pure Water ü Solutions, LLC Industrial Geographic January 2018 Products Portfolio ü March 2018 Industrial Portfolio ü July 2018 *Fiscal Year ends September 30th Page 11

Third Quarter 2018 results ($ in millions) Q3'17 Q3'18 Year-Over-Year Revenue $311.1 $342.5 10.1% Gross Profit $100.4 $102.0 1.6% Operating Profit(1) $26.4 $14.8 (43.8)% Net Income $1.8 $1.0 (41.1)% Adjusted Net Income(2) $8.2 $17.0 106.6% Adjusted EBITDA(3) $55.1 $58.0 5.2% Adjusted EBITDA margin(4) 17.7% 16.9% -80 bps Third Quarter 2018 revenue ($ in millions) $8.0 $342.5 $27.6 +17.9% $(4.2) +9.5% +10.1% growth growth growth (5.8)% $311.1 change Q3'17 Industrial Municipal Products Q3'18 (1) GAAP basis before adjustments which primarily includes non-cash foreign currency negative impact on intracompany loans of $(15.9M) year over year (2) For the definition of Adjusted Net Income and a reconciliation to net income (loss), its most directly comparable financial measure presented in accordance with GAAP, see the Appendix hereto. (3) For the definition of Adjusted EBITDA and a reconciliation to operating profit (loss), its most directly comparable financial measure presented in accordance with GAAP, see the Appendix hereto. (4) Adjusted EBITDA margin is defined as Adjusted EBITDA as a percentage of revenue. Page 12

FY17 revenue Industrial segment xx% 52% Revenue Adjusted EBITDA(1) Highlights ($ in millions) ($ in millions) Third Quarter 2018 $182.3 +6.5% • Revenue up 17.9% $3growth8.4 • 9.1% pro forma growth(2) 17.9% $34.8 $154.7 growth 10.5% • Driven by power markets and remediation growth projects; price increases materializing • Adjusted EBITDA(1) up 10.5% • Adjusted EBITDA margin declined 140 bps(3) • Higher mix of capital revenue • Higher commodity costs Q3'17 Q3'18 Q3'17 Q3'18 • Temporary impacts, mostly restored % margin(3) ▪ Mobile fleet redeployment 22.5% 21.1% ▪ Service branch technology upgrades • Awarded an industrial wastewater solution with a large food and agribusiness company, through ADI, a recent acquisition. Additional opportunities exist with the customer as well as for other industrial companies looking for wastewater recycle and reuse needs. (1) For the definition of Adjusted EBITDA and a reconciliation to operating profit (loss), its most directly comparable financial measure presented in accordance with GAAP, see the Appendix hereto. (2) For the definition of pro forma growth and a reconciliation to revenue, its most directly comparable financial measure presented in accordance with GAAP, see the Appendix hereto. (3) Adjusted EBITDA % margin is defined as Adjusted EBITDA as a percentage of revenue. Page 13

FY17 revenue Municipal segment xx% (1) 22% Revenue Adjusted EBITDA Highlights ($ in millions) ($ in millions) Third Quarter 2018 +6.5% +6.5% • Revenue declined (5.8)% $72.7 growth $68.5 • Retrofit and aftermarket decline driven by year over year timing impacts $12.6 • Partially offset by growth in services (5.8)% change $8.3 • Adjusted EBITDA(1) declined (34.2)% (34.2)% change • Lower retrofit and aftermarket sales volume • Mix shift to smaller, more profitable, aftermarket products opportunities Q3'17 Q3'18 Q3'17 Q3'18 (2) % margin • Delayed Q3 orders shipped in July 17.3% +15.3%12.1% growth • Awarded a BioMag wastewater technology solution to a UK based municipality to meet the dual challenge of low phosphorus discharge limitation requirements as well as to provide future capacity increase (+25% flow) needs. (1) For the definition of Adjusted EBITDA and a reconciliation to operating profit (loss), its most directly comparable financial measure presented in accordance with GAAP, see the Appendix hereto. (2) Adjusted EBITDA % margin is defined as Adjusted EBITDA as a percentage of revenue. Page 14

FY17 revenue xx% Products segment 26% Revenue Adjusted EBITDA(1) Highlights ($ in millions) ($ in millions) Third Quarter 2018 $91.7 • Revenue up 9.5% $83.7 $25.9 • 6.0% pro forma growth(2) 9.5% growth 22.2% • Strong demand across most of our end markets $21.2 growth • $2.5 million favorable FX impact • Price increases materializing • Adjusted EBITDA up 22.2%(1) • Adjusted EBITDA margin improved 290 bps(3) Q3'17 Q3'18 Q3'17 Q3'18 • Volume leverage and mix % margin(3) +15.3% • Operational efficiency initiatives 25.3% 28.3% growth • During the quarter, we were awarded an order for multiple Defender filters for an upgrade of a large European aquatics facility. (1) For the definition of Adjusted EBITDA and a reconciliation to operating profit (loss), its most directly comparable financial measure presented in accordance with GAAP, see the Appendix hereto. (2) For the definition of pro forma growth and a reconciliation to revenue, its most directly comparable financial measure presented in accordance with GAAP, see the Appendix hereto. (3) Adjusted EBITDA % margin is defined as Adjusted EBITDA as a percentage of revenue. Page 15

Cash generation

Free Cash Flow[1]

($ in millions)


$5.1
$(5.9)
$5.2
$16.5
Q3'17
Q3'18
YTD Q3'17
YTD Q3'18

% Adjusted Net Income[4]

61.5%	*N/A*	*22.6%*	*35.2%*

Highlights

- **Free Cash Flow impacted by working capital resulting from longer cycle capital and product sales**
- **Major investments in growth capex to support large outsourced water projects**
- **Temporary build in working capital to support project related growth in the Industrial (outsourced water) and Products segments**

Leverage

(Total net debt[2] to LTM Adjusted EBITDA[3])


4.0x
3.4x
3.2x
3.3x
3.7x
Q4'17
Q1'18
Q2'18
Q3'18
Q3'18 Post Financing

(1) For the definition of Free Cash Flow and a reconciliation to operating cash flow, its most directly comparable financial measure presented in accordance with GAAP, see the Appendix hereto.
(2) Total net debt is total debt minus cash and cash equivalents.
(3) Adjusted EBITDA (with contributions from acquisitions) inclusive of completed acquisitions. For the definition of Adjusted EBITDA and a reconciliation to operating profit (loss), its most directly comparable financial measure presented in accordance with GAAP, see the Appendix hereto.
(4) For the definition of Adjusted Net Income and a reconciliation to net income (loss), its most directly comparable financial measure presented in accordance with GAAP, see the Appendix hereto.

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Key cash flow drivers

Capital expenditures


($ in millions)
$13.2
$22.9
$40.5
$54.6
Q3'17
Q3'18
YTD Q3'17
YTD Q3'18

Capex as % sales

4.3%	*6.7%*	*4.5%*	*5.6%*

Highlights

- **Targeted growth capex directly tied to high ROI outsourced water projects**
- **Increasing pace of investments made to improve operational efficiencies and update technology and equipment**

Net working capital[(1)]


($ in millions)
$165.1
$183.5
$197.8
$194.3
$222.5
Q3'17
Q4'17
Q1'18
Q2'18
Q3'18

NWC as % sales

13.6%	*14.7%*	*15.5%*	*15.0%*	*16.7%*

Highlights

- **Targeting working capital to sales in the mid teens**
- **Q3 working capital builds (mostly AR) in Industrial and Products segments to support outsourced water projects and expected Q4 aquatics shipments**
- **Programs in place to drive cash conversion**

(1) Net working capital calculated as current assets less current liabilities, excluding cash, debt, deferred taxes and the short-term portion of capital leases included in other current liabilities.

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2018 Full year outlook Full Year Revenue $1.34 to $1.37 billion YOY growth 7-10% Adjusted EBITDA(1) $235 to $245 million YOY growth 13-18% Notes: Excludes unannounced acquisitions (1) For a definition of Adjusted EBITDA see the Appendix hereto.  Due to the forward-looking nature of Adjusted EBITDA presented above, we cannot reliably predict certain of the necessary components of the most directly comparable forward-looking GAAP measures and are unable to present a quantitative reconciliation of such Adjusted EBITDA to its most directly comparable GAAP measure. Page 18

Key investment highlights Number one market Positioned to capitalize position in North on favorable industry (1) America growth dynamics Iconic brands and Unparalleled service differentiated network technologies Significant operating Large installed base leverage Proven organic and Experienced inorganic growth management team platform (1) Source: Amane Advisors, data as of 2016. Page 19

Appendix Page 20

Non-GAAP measures Management reviews key performance indicators including revenue, margins, segment operating income and margins, orders growth, working capital and backlog, among others. In addition, we consider certain non-GAAP measures to be useful to management and investors evaluating our operating performance for the periods presented, and to provide a tool for evaluating our ongoing operations, liquidity, management of assets and future prospects. This information can assist investors in assessing our financial performance and measures our ability to generate capital for deployment among competing strategic alternatives and initiatives, including but not limited to: dividends, acquisitions, share repurchases and debt repayment. These adjusted metrics are consistent with how management views our business and are used to make financial, operating, budgeting, planning and strategic decisions. These metrics, however, are not measures of financial performance under GAAP and should not be considered a substitute for revenue, operating income, net income, earnings per share (basic and diluted) or net cash from operating activities as determined in accordance with GAAP. We consider the following non-GAAP measures, which may not be comparable to similarly titled measures reported by other companies, to be key performance indicators: "Pro forma growth" defined as revenue growth including the results of acquisitions for the periods prior to the respective acquisition dates. “EBITDA” defined as earnings before interest, taxes, depreciation and amortization expense. “Adjusted EBITDA” reflects the adjustment to EBITDA to exclude certain other items, including restructuring and related business transformation costs, purchase accounting adjustment costs, non-cash stock based compensation, sponsor fees, transaction costs and other gains, losses and expenses. "Adjusted EBITDA" on a segment level further reflects the adjustment for the impact of certain other items that have been adjusted at the segment level. “Free Cash Flow” defined as net cash from operating activities, as reported in the Statement of Cash Flows, less capital expenditures as well as adjustments for other significant items that impact current results which management believes are not related to our ongoing operations and performance. Our definition of free cash flow does not consider certain non-discretionary cash payments, such as debt. “Adjusted net income” defined as net income adjusted to exclude certain other items, including restructuring and related business transformation costs, purchase accounting adjustment costs, non-cash stock based compensation, sponsor fees, transaction costs and other gains, losses and expenses. Excluding revenue, Evoqua provides guidance only on a non-GAAP basis due to the inherent difficulty in forecasting certain amounts that would be included in GAAP earnings, such as discrete tax items, without unreasonable effort. Page 21

Adjusted EBITDA reconciliation - 2018

($ in millions)			3 Months ended		9 Months ended	
FYE 9/30	FY 2016	FY 2017	6/30/2017	6/30/2018	6/30/2017	6/30/2018
Net income (loss)	**$ 13.0**	**$ 6.4**	**$ 1.8**	**$ 1.0**	**$ (6.6)**	**$ 11.0**
Income tax provision / (benefit)	(18.4)	7.4	12.2	1.4	0.3	(1.0)
Interest expense	42.5	55.4	12.5	12.4	39.1	40.4
Operating profit	**$ 37.1**	**$ 69.2**	**$ 26.4**	**$ 14.8**	**$ 32.9**	**$ 50.5**
Depreciation and amortization	69.3	77.9	18.3	21.6	55.8	61.9
EBITDA	**$ 106.4**	**$ 147.1**	**$ 44.7**	**$ 36.4**	**$ 88.7**	**$ 112.4**
A Restructuring and related business transaction costs	43.1	51.3	13.3	8.9	36.4	25.3
B Purchase accounting adjustment costs	1.3	0.2	—	—	0.2	—
C Stock-based compensation	2.0	2.3	0.6	4.4	1.6	11.3
D Sponsor fees	3.8	4.2	1.0	—	3.0	0.3
E Transaction costs	5.4	7.3	1.9	4.7	5.7	6.0
F Other gains, losses and expenses	(1.9)	(4.8)	(6.5)	3.6	0.7	0.4
Adjusted EBITDA	**$ 160.1**	**$ 207.7**	**$ 55.1**	**$ 58.0**	**$ 136.3**	**$ 155.7**

A Primarily comprised of severance, relocation, recruiting and other costs associated with the voluntary separation program and other various restructuring and efficiency initiatives.

B Reverses the impact from step-up to fair market value for inventory acquired with the purchase of Magneto.

C Represents non-cash stock-based compensation.

D Elimination of management fees paid to AEA during its ownership. AEA's management agreement terminated at the IPO closing.

E Removal of expenses associated with recent platform and tuck-in acquisitions and divestitures and post-acquisition integration costs.

F Add back of gains and losses associated with foreign exchange and recent asset sales along with expenses related to maintaining non-operational business locations and other unusual business expenses.

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Adjusted EBITDA reconciliation - 2017

($ in millions)

FYE 9/30	Q1'17	Q2'17	Q3'17	Q4'17	FY2017
Net income (loss)	**$ (13.2)**	**$ 4.9**	**$ 1.8**	**$ 13.0**	**$ 6.4**
Income tax provision / (benefit)	(7.1)	(4.8)	12.2	7.1	7.4
Interest expense	14.8	11.9	12.5	16.3	55.4
Operating profit (loss)	**$ (5.5)**	**$ 12.0**	**$ 26.4**	**$ 36.3**	**$ 69.2**
Depreciation and amortization	18.6	18.9	18.3	22.1	77.9
EBITDA	**$ 13.1**	**$ 30.9**	**$ 44.7**	**$ 58.4**	**$ 147.1**
(A) Restructuring and related business transaction costs	13.2	9.9	13.3	14.9	51.3
(B) Purchase accounting adjustment costs	0.2	—	–	—	0.2
(C) Stock-based compensation	0.5	0.6	0.6	0.6	2.3
(D) Sponsor fees	1.0	1.0	1.0	1.1	4.2
(E) Transaction costs	1.4	2.4	1.9	1.7	7.3
(F) Other gains, losses and expenses	7.9	(0.8)	(6.5)	(5.4)	(4.8)
Adjusted EBITDA	**$ 37.2**	**$ 43.9**	**$ 55.1**	**$ 71.4**	**$ 207.7**
Revenue	$ 279.9	$ 299.9	$ 311.1	$ 356.5	$ 1,247.4
Adjusted EBITDA as a % of Revenue	**13.3%**	**14.6%**	**17.7%**	**20.0%**	**16.6%**

(A) Primarily comprised of severance, relocation, recruiting and other costs associated with the voluntary separation program and other various restructuring and efficiency initiatives.

(B) Reverses the impact from step-up to fair market value for inventory acquired with the purchase of Magneto.

(C) Represents non-cash stock-based compensation related to option awards.

(D) Elimination of management fees paid to AEA during its ownership. AEA's management agreement terminated at the IPO closing.

(E) Removal of expenses associated with recent platform and tuck-in acquisitions and divestitures and post-acquisition integration costs.

(F) Add back of gains and losses associated with foreign exchange and recent asset sales along with expenses related to maintaining non-operational business locations.

evoqua
WATER TECHNOLOGIES

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Adjusted EBITDA reconciliation - 2016

($ in millions)

FYE 9/30	Q1'16	Q2'16	Q3'16	Q4'16	FY2016
Net income (loss)	**$ (2.7)**	**$ (0.9)**	**$ 16.5**	**$ 0.2**	**$ 13.0**
Income tax provision / (benefit)	(5.0)	(1.4)	(14.1)	2.0	(18.4)
Interest expense	9.0	9.0	11.5	13.1	42.5
Operating profit	**$ 1.3**	**$ 6.8**	**$ 13.8**	**$ 15.2**	**$ 37.2**
Depreciation and amortization	16.3	16.3	18.4	18.3	69.3
EBITDA	**$ 17.7**	**$ 23.0**	**$ 32.2**	**$ 33.5**	**$ 106.4**
(A) Restructuring and related business transaction costs	4.5	7.0	6.6	24.9	43.1
(B) Purchase accounting adjustment costs	—	—	—	1.3	1.3
(C) Stock-based compensation	0.5	0.4	0.5	0.6	2.0
(D) Sponsor fees	0.8	1.1	1.0	0.9	3.8
(E) Transaction costs	0.1	2.4	1.4	1.4	5.4
(F) Other gains, losses and expenses	1.9	(4.1)	3.5	(3.2)	(1.9)
Adjusted EBITDA	**$ 25.4**	**$ 29.9**	**$ 45.2**	**$ 59.4**	**$ 160.1**
Revenue	$ 254.5	$ 270.0	$ 293.3	$ 319.4	$ 1,137.2
Adjusted EBITDA as a % of Revenue	**10.0%**	**11.1%**	**15.4%**	**18.6%**	**14.1%**

(A) Primarily comprised of severance, relocation, recruiting and other costs associated with the voluntary separation program and other various restructuring and efficiency initiatives.

(B) Reverses the impact from step-up to fair market value for inventory acquired with the purchase of Magneto.

(C) Represents non-cash stock-based compensation related to option awards.

(D) Elimination of management fees paid to AEA during its ownership. AEA's management agreement terminated at the IPO closing.

(E) Removal of expenses associated with recent platform and tuck-in acquisitions and divestitures and post-acquisition integration costs.

(F) Add back of gains and losses associated with foreign exchange and recent asset sales along with expenses related to maintaining non-operational business locations.

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Adjusted EBITDA reconciliation - 2015

($ in millions)

FYE 9/30	Q1'15	Q2'15	Q3'15	Q4'15	FY2015
Net Income (loss)	**$ (6.3)**	**$ (21.8)**	**$ 1.2**	**$ (59.2)**	**$ (86.1)**
Income tax provision / (benefit)	(4.9)	(8.6)	0.3	61.1	47.9
Interest expense	8.5	8.5	8.4	8.7	34.1
Operating profit (loss)	**$ (2.8)**	**$ (21.9)**	**$ 10.0**	**$ 10.6**	**$ (4.1)**
Depreciation and amortization	14.0	13.4	15.3	15.4	58.1
EBITDA	**$ 11.2**	**$ (8.5)**	**$ 25.3**	**$ 26.1**	**$ 54.1**
A Restructuring and related business transaction costs	7.4	11.0	7.1	7.4	32.8
B Purchase accounting adjustment costs	—	—	—	—	—
C Stock-based compensation	—	0.7	0.4	0.6	1.6
D Sponsor fees	1.5	0.6	1.3	1.6	5.0
E Transaction costs	—	—	—	—	—
F Other gains, losses and expenses	5.9	19.1	(3.9)	5.3	26.4
Adjusted EBITDA	**$ 26.0**	**$ 22.8**	**$ 30.1**	**$ 41.0**	**$ 119.9**
Revenue	$ 256.8	$ 259.4	$ 268.2	$ 276.6	$1,061.0
Adjusted EBITDA as a % of Revenue	**10.1%**	**8.8%**	**11.2%**	**14.8%**	**11.3%**

A Primarily comprised of severance, relocation, recruiting and other costs associated with the voluntary separation program and other various restructuring and efficiency initiatives.

B Reverses the impact from step-up to fair market value for inventory acquired with the purchase of Magneto.

C Represents non-cash stock-based compensation related to option awards.

D Elimination of management fees paid to AEA during its ownership. AEA's management agreement terminated at the IPO closing.

E Removal of expenses associated with recent platform and tuck-in acquisitions and divestitures and post-acquisition integration costs.

F Add back of gains and losses associated with foreign exchange and recent asset sales along with expenses related to maintaining non-operational business locations.

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Segment Adjusted EBITDA reconciliation ($ in millions) Industrial Municipal Products Three months ended June 30, 2017 Operating Profit $ 25.6 $ 10.6 $ 19.1 D&A 9.2 2.0 2.1 Adjustments to EBITDA — — — Segment Adjusted EBITDA $ 34.8 $ 12.6 $ 21.2 Nine months ended June 30, 2017 Operating Profit $ 74.5 $ 23.5 $ 44.3 D&A 27.6 6.1 8.7 Adjustments to EBITDA — — — Segment Adjusted EBITDA $ 102.1 $ 29.6 $ 53.1 Three months ended June 30, 2018 Operating Profit $ 24.4 $ 12.7 $ 20.7 D&A 11.4 1.7 3.3 Adjustments to EBITDA 2.6 (6.2) 1.9 Segment Adjusted EBITDA $ 38.4 $ 8.3 $ 25.9 Nine months ended June 30, 2018 Operating Profit $ 85.4 $ 25.5 $ 48.3 D&A 32.2 5.3 9.3 Adjustments to EBITDA 2.6 (6.2) 1.9 Segment Adjusted EBITDA $ 120.2 $ 24.6 $ 59.5 Note: Segment Adjusted EBITDA is one of the primary metrics used by management to evaluate the financial performance of our business. Segment Adjusted EBITDA is defined as operating profit before depreciation, amortization and certain other adjustments. Page 26

Free cash flow / Adjusted net income / EPS

($ in millions)		Q3'17		Q3'18		YTD Q3'17		YTD Q3'18
Operating Cash Flow	**$**	**16.1**	**$**	**(5.1)**	**$**	**15.8**	**$**	**36.8**
(+) Adjustments, excluding stock-based compensation and gain on sale of property, net of tax[1]		6.1		17.9		28.7		30.4
(-) Capital Expenditures		(13.2)		(22.9)		(40.5)		(54.6)
(+) Financing related to growth capital expenditures		(0.2)		3.5		5.4		3.5
(+) Financing related to property acquisition				1.9				1.9
(-) Purchases of intangibles (e.g., software licenses)		(3.8)		(1.2)		(4.2)		(1.5)
Free Cash Flow	**$**	**5.1**	**$**	**(5.9)**	**$**	**5.2**	**$**	**16.5**
Operating Profit	**$**	**26.4**	**$**	**14.8**	**$**	**32.9**	**$**	**50.5**
Interest expense		(12.5)		(12.4)		(39.1)		(40.4)
Income tax (expense) benefit		(12.2)		(1.4)		(0.3)		1.0
Net Income (loss)	**$**	**1.8**	**$**	**1.0**	**$**	**(6.6)**	**$**	**11.0**
Adjustments, net of tax[2]		6.5		16.0		29.7		35.8
Adjusted Net Income	**$**	**8.2**	**$**	**17.0**	**$**	**23.1**	**$**	**46.8**
Earnings Per Share								
Basic EPS	$	0.01	$	0.01	$	(0.08)	$	0.08
Diluted EPS	$	0.01	$	0.01	$	(0.08)	$	0.08
Adjusted Basic EPS	$	0.08	$	0.15	$	0.20	$	0.40
Adjusted Diluted EPS	$	0.07	$	0.14	$	0.20	$	0.38
Memo items:								
Blended statutory tax rate		37.7%		26.0%		37.7%		26.0%
Foreign currency (gain) loss primarily on intracompany loans	$	(7.1)	$	8.8	$	(2.1)	$	5.2
Basic # of shares (in millions)		104.8		113.8		104.8		113.8
Diluted # of shares (in millions)		108.0		119.0		104.8		119.9

(1) Refer to adjustments on the Adjusted EBITDA reconciliation; also includes an adjustment of $2.1 million for incremental interest costs for YTD Q3'18.
(2) Refer to adjustments on the Adjusted EBITDA reconciliation; also includes an adjustment of $5.1 million for the write-off of deferred financing fees and incremental interest costs for YTD Q3'18.

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Capital structure overview Adjusted Additional Pro Forma ($ in millions) 9/30/2017 12/31/2017 3/31/2018 6/30/2018 Financing 6/30/2018 Cash and cash equivalents $ 59.3 $ 80.3 $ 75.7 $ 57.3 $ 13.7 $ 71.0 Revolving Credit Facility — — — — — — First Lien Term Facility 896.6 794.6 792.6 790.6 150.0 940.6 Mortgage — — — 1.9 — 1.9 Equipment financing facilities 10.2 9.5 9.0 11.9 — 11.9 Capital leases 30.8 31.1 31.1 31.5 — 31.5 Total debt including capital leases 937.6 835.3 832.7 835.9 150.0 985.9 Less unamortized discount and lenders fees (16.9) (15.2) (14.6) (14.3) (3.7) (18.0) Total net debt including capital leases 920.7 820.1 818.1 821.6 146.3 967.9 Leverage Table calculation: Total net debt / Adjusted EBITDA 4.1x 3.6x 3.3x 3.4x 3.8x Total net debt / Adjusted EBITDA (with contributions from acquisitions) 4.0x 3.4x 3.2x 3.3x 3.7x Page 28

Pro forma growth Revenue Q3'17 Q3'18 As Reported Pro Forma Growth ($ in millions) As Change Change Reported Acquisitions Pro Forma As Reported Acquisitions Pro Forma Variance % Variance % Evoqua Water $ $ $ $ $ $ $ % $ % Technologies 311.1 15.2 326.4 342.5 — 342.5 31.3 10.1 16.1 4.9 Industrial $ 154.7 $ 12.5 $ 167.2 $ 182.3 $ — $ 182.3 $ 27.6 17.9% $ 15.1 9.1 % Municipal $ 72.7 $ — $ 72.7 $ 68.5 $ — $ 68.5 $ (4.2) (5.8)% $ (4.2) (5.8)% Products $ 83.7 $ 2.7 $ 86.4 $ 91.7 $ — $ 91.7 $ 8.0 9.5% $ 5.2 6.0 % Page 29

LTM Revenue and Adjusted EBITDA ($ in millions) Revenue FYE 9/30/2017 YTD Q3'17 YTD Q3'18 LTM 6/30/2018 Evoqua Water Technologies $ 1,247.4 $ (890.9) $ 973.2 $ 1,329.7 Industrial $ 643.4 $ (460.9) $ 528.8 $ 711.3 Municipal $ 278.6 $ (198.9) $ 194.7 $ 274.4 Products $ 325.4 $ (231.1) $ 249.8 $ 344.0 LTM EBITDA Adjusted EBITDA FYE 9/30/2017 YTD Q3'17 YTD Q3'18 LTM 6/30/2018 Margin % Evoqua Water Technologies $ 207.7 $ (136.3) $ 155.7 $ 227.0 17.1% Industrial $ 149.4 $ (102.1) $ 120.3 $ 167.6 23.6% Municipal $ 44.8 $ (29.6) $ 24.6 $ 39.8 14.5% Products $ 77.4 $ (53.1) $ 59.5 $ 83.9 24.4% Page 30

TRANSFORMING WATER. ENRICHING LIFE.TM ©2017 Evoqua Water Technologies